

markland technologies







Ken Ducey, Jr.

June 30, 2004

New York Society of Securities Analysts

markland technologies

Forward Looking Statements

- *Investors are cautioned that certain statements contained in this document as well as some statements in periodic press releases and some oral statements of Markland Technologies officials during presentations about Markland Technologies, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include statements which are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects", "anticipates", "intends", "plans", "believes", "estimates", or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by management, are also forward-looking statements as defined by the Act. Some of the factors that could significantly impact the forward-looking statements in this presentation include, but are not limited to: insufficient cash flow to continue to fund the development and marketing of the Company's products and technology; a rejection of the Company's products and technologies by the marketplace, and; disputes as to the Company's intellectual property rights. Forward-looking statements are based upon current expectations and projections about future events and are subject to risks, uncertainties, and assumptions about Markland Technologies, its products, economic and market factors and the industries in which Markland Technologies does business, among other things. These statements are not guarantees of future performance and Markland Technologies has no specific intention to update these statements. More detailed information about those factors is contained in Markland Technologies filings with the Securities and Exchange Commission.*

markland technologies

Today's Presentation

1. Markland – Past and Present
2. Introduction to Our Biggest Achievement to Date
3. Continued Execution and our Future
4. Q&A

Strategic Mission

- To provide our customers with high quality **integrated security solutions** via a portfolio of innovative emerging technologies, products and services which are specifically designed to protect people, borders and infrastructure assets.

Strategic Goals
NYC Investors Conference
6/12/2003

- Create Integrated Portfolio of Unique and Highly Differentiated Security Solutions
- Incubate and Commercialize Emerging Technologies
- Acquire and Manage Revenue Producing Assets
- Partner with Established Industry Players on Key Large Scale Government Acquisition Programs
- Establish Annual Gross Revenues of $10+ Million and positive cashflow from operations

Strategic Achievements

- Created an Integrated Portfolio of Products to help solve our country's Security Problems
- Made technical and business developments with Emerging Technologies we have acquired
- Acquired Revenue Producing Assets
- Established Partners on Key Large Scale Government Acquisition Programs
- Projected Annual Gross Revenues in Calendar year 2004 of $10+ Million

EXECUTION

markland technologies

EOIR Technologies

the way we serve

Greg Williams

Vice President and CFO, EOIR Technologies

EOIR Strategic Achievements



1981
1990
1995
2000
2004
Employees
2
20
80
90
150
Customer Thrust
NVESD
DoD
Intel
DHS
Revenue
$100k
$2M
$5M
$22M
$61M

Unaudited Numbers, and 2004 is a projection

EOIR Technical Overview



Sensor Science
Thermal Weapon Sight
Technical Training
asds
System Integration

EOIR Support of DoD

- 20+ year history of sensor research, development, integration and fielding
- Experience with a variety of sensor technologies and platforms

EOIR Support of Intelligence Community



- Fastest growing segment of EOIR business
- Leverages understanding of sensor development for sensor application
- R&D and production activities with direct links to DHS programs

Technology Transition


IC
DoD/Military
Convergence of Sensor Technologies & Programs
Transition Relevant Technologies to DHS Programs & Applications
DHS Applications:
- Border: Disturbed Earth, Detection of Pedestrian and Vehicle Traffic
- Port: Vessel & Cargo Container Tracking
- Crisis Support: WTC, Space Shuttle
- Chem Warfare: Long Range Passive Chemical Agent Detection

markland technologies

Crisis Support

EOIR Technologies


Space Shuttle Columbia
World Trade Center

markland technologies

Chemical Agent Detection Syst

- Remote Operation
- Sensitivity to Hundreds of Compounds
- Point & Scan Operation
- Adaptability
- Upgradeability
- Flexibility

EOIR Contract Inventory

- $400M+ awarded contract ceiling - 5 years
- $40M funded contract backlog
  - As of 31 May
- 20 contracts with 12 customers
  - Supporting DoD, Intelligence and DHS programs

EOIR Financial Overview

EOIR Technologies



Gross Revenue & Net Income
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
$22.23
$22.23
$32.07
$30.57
$42.68
$61.69
$25.07
as of May
$1.01
$1.31
$1.77
$1.59
$3.17
$4.70
$1.95 as of May
1999
2000
2001
2002
2003
Projected 2004
Gross Revenue
Net Income
Projected

These numbers are unaudited

markland technologies

One Plus One Equals Three

markland technologies

EOIR Technologies

- Chemical Detection with Navy - Portable
- Existing Contracts at Borders - US VISIT Team Member
- Emerging Technologies

- Detection of Chemical Vapors over Wide Areas
- $400+M in contracts with DoD that are applicable to DHS
- 15 PhD Scientists working Grants, Tasks and SBIRs

Markland Today

markland technologies

$10M Revenue
20 Employees
3 Customers
3 Contracts

Intellectual Property

Patents

Copyrights for critical technologies

EOIR Technologies

$60M Revenue
150 Employees
20 Customers
12 Contracts

Inventory of technolgies

50 + Advanced Degrees

Extensive in-house technical expertise

Collective Synergies

Merging of Technology
Patents & Copyrights with
Skilled Scientists
$70M Revenue
$5.5M Earnings
170 Employees

EOIR Technologies

markland technologies

Our Position in the Marketplace

- Player
- Capable
- Right Time/Right Place/Right Team/Right Story
- Pulling it all together

IN SUMMARY….

markland technologies

EOIR Technologies

the way we serve

We've Only Just Begun…